MATTHEWS INTERNATIONAL FUNDS

dba MATTHEWS ASIA FUNDS

Supplement dated July 7, 2026

to the Prospectus dated April 30, 2026, as supplemented

For all existing and prospective shareholders of Matthews Emerging Markets ex China Active ETF (the “Fund”) that is a series of Matthews Asia Funds (the “Trust”):

Changes to Ownership of Matthews and Interim Investment Management Agreement

Matthews International Capital Management, LLC (“Matthews”) now serves as the investment adviser for the Fund under an Interim Investment Management Agreement with the Trust (the “Interim Agreement”). The Interim Agreement was approved by the Board of Trustees in accordance with Rule 15a-4 under the Investment Company Act of 1940 (the “1940 Act”), and took effect on July 7, 2026. The terms of the Interim Agreement are substantially the same as the prior Investment Management Agreement, between Matthews and the Trust with respect to the Fund, that was in effect until the closing of the Transaction described below. There are no material differences between the prior Investment Management Agreement and the Interim Agreement, except for the term and termination provisions. In addition, the Interim Agreement contains provisions that state that the fee payable by the Fund to Matthews will be paid into an interest-bearing escrow account with the Fund’s custodian for the period during which the Interim Agreement is in effect. Under the terms of the Interim Agreement and in accordance with Rule 15a-4 under the 1940 Act: (i) the term of the Interim Agreement is the earlier of 150 days from the effective date of the Interim Agreement or the date on which a new Investment Management Agreement (the “New Agreement”) is approved by the shareholders of the Fund; and (ii) the Interim Agreement may be terminated by the Board on 10 days’ written notice to Matthews.

As previously announced, Matthews made certain changes to its ownership structure (the “Transaction”), which were completed on July 7, 2026. As part of the Transaction, Matthews repurchased the ownership interests held by three investors, RBC USA HoldCo Corporation, Mizuho Bank, Ltd., and affiliates of Lovell Minnick Partners LLC. Those repurchases were funded, in part, by the purchase of additional equity interests in Matthews by G. Paul Matthews, the founder of Matthews, Mark W. Headley, the Executive Chairman of Matthews, and certain other investors.

The prior Investment Management Agreement terminated automatically upon the completion of the Transaction because the changes to Matthews’ ownership structure constituted a change of control of Matthews and, therefore, technically resulted in an “assignment” of the prior agreement under the 1940 Act.

The Fund has not yet obtained the required votes to achieve quorum at the special meeting of shareholders to approve the New Agreement, despite substantial prior efforts. However, shareholders should note that over 90% of the shares represented by proxy at the special meeting have voted to approve the New Agreement. Although the Fund may continue to seek shareholder approval of the New Agreement until July 15, 2026, using the prior record date and proxy materials, the Trust will also set a new record date of on or around July 17, 2026, and will file amended proxy materials with respect to a continuation of the prior shareholder meeting if that continued effort is not successful. If, however, the Fund does receive shareholder approval for the New Agreement before amended proxy materials are sent out with the new record date, the Fund would not send additional proxy materials and the New Agreement would take effect upon shareholder approval.

Please look for those proxy materials and carefully read the information provided.

The shareholders of the Trust approved the election of two incumbent trustees, Neal Andrews and Mark W. Headley, at the adjourned special shareholder meeting held on April 14, 2026. The other four trustees had previously already been elected by shareholders.

Please retain this Supplement for future reference.

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